Exhibit 99.3

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 6th day of April, 2022, by and between SILICON VALLEY BANK (“Bank”) and TREVI THERAPEUTICS, INC., a Delaware corporation (“Borrower”) whose address is 195 Church Street, 14th Floor, New Haven, Connecticut 06510.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 13, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of July 6, 2021 between Borrower and Bank (the “First Amendment”), and as amended by that certain Second Amendment to Loan and Security Agreement dated as of August 13, 2021 between Borrower and Bank (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2(a) (Interest Rate). Section 2.2(a) is amended in its entirety and replaced with the following:

“ (a) Interest Rate. Subject to Section 2.2(b), the principal amount outstanding under the Term Loan Advance shall accrue interest at a floating per annum rate equal to (i) prior to the occurrence of the 2022 Equity Event, the greater of (A) the Prime Rate plus one percent (1.00%) and (B) four and one-quarter of one percent (4.25%), and (ii) upon and after the occurrence of the 2022 Equity Event, the greater of (A) the Prime Rate plus three percent (3.00%) and (B) six and one-quarter of one percent (6.25%), which interest, in each case, shall be payable monthly in accordance with Section 2.2(d) below.”

2.2 Section 6.11 (Milestone Requirements). Section 6.11 is amended in its entirety and replaced with the following:

“ 6.11 Milestone Requirements.

(a) At all times prior to the occurrence of the 2022 Equity Event, Borrower shall be required to (i) achieve the Milestone Event, and (ii) maintain unrestricted and unencumbered cash in accounts in the name of Borrower with Bank in an aggregate amount of greater than Twenty Million Dollars ($20,000,000.00) ((i) and (ii) collectively, the “Milestone Requirement”). If Borrower fails to comply with the Milestone Requirement prior to the occurrence of the 2022 Equity Event (which failure in and of itself is not an Event of Default) (the “Trigger Event”), Borrower shall immediately deposit into the Cash Collateral Account unrestricted and unencumbered cash in an amount of at least one hundred percent (100.0%) of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the Trigger Event (as determined by Bank), to secure all of the Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) (a “Cash Collateralization”). For the avoidance of doubt, the receipt by Borrower of negative data for the PRISM Trial, as determined by Bank in its sole and absolute discretion, constitutes a Trigger Event. Borrower hereby authorizes and directs Bank to transfer to the Cash Collateral Account an amount equal to one hundred percent (100.0%) of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the Trigger Event (as determined by Bank) if Borrower fails to effect a Cash Collateralization as required under this Section 6.11(a), it being understood that the foregoing authorization shall constitute an immediate Cash Collateralization, irrespective of any delay by Bank in effecting such transfer, to the extent that sufficient Borrower funds are then available for Bank to effect such transfer. Borrower further authorizes Bank, at the election of Bank, in Bank’s sole and absolute discretion, to apply the funds held in the Cash Collateral Account on account of the outstanding Obligations of Borrower to Bank (the “Paydown Payment”). For the avoidance of doubt, the Paydown Payment shall not be subject to the Prepayment Premium. Notwithstanding the foregoing, upon Bank’s receipt of evidence from Borrower, satisfactory to Bank in its sole and absolute discretion, that it is in compliance with the Milestone Event the unrestricted and unencumbered cash pledged and deposited into the Cash Collateral Account, pursuant to this Section 6.11(a), shall be promptly remitted to Borrower’s Designated Deposit Account. Upon the occurrence of the 2022 Equity Event, this Section 6.11(a) shall be of no further force or effect.

(b) Upon the occurrence of the 2022 Equity Event, Borrower shall be required to achieve the 2022 Milestone Event (the “2022 Milestone Requirement”). If Borrower fails to comply with the 2022 Milestone Requirement (which failure in and of itself is not an Event of Default) (the “2022 Trigger Event”), Borrower shall immediately deposit into the Cash Collateral Account unrestricted and unencumbered cash in an amount of at least one hundred percent (100.0%) of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the 2022 Trigger Event (as determined by Bank), to secure all of the Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) (a “2022 Cash Collateralization”). For the avoidance of doubt, the receipt by Borrower of negative final data for both the PRISM Trial and the CANAL clinical trial with respect to chronic cough in idiopathic pulmonary fibrosis on or prior to December 31, 2022, as determined by Bank in its sole and absolute discretion, constitutes a 2022 Trigger Event. Borrower hereby authorizes and directs Bank to transfer to the Cash Collateral Account an amount equal to one hundred percent (100.0%) of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the 2022 Trigger Event (as determined by Bank) if Borrower fails to effect a 2022 Cash Collateralization as required under this Section 6.11(b), it being understood that the foregoing authorization shall constitute an immediate 2022 Cash Collateralization, irrespective of any delay by Bank in effecting such transfer, to the extent that sufficient Borrower funds are then available for Bank to effect such transfer. Upon the occurrence of the 2022 Trigger Event, Borrower further authorizes Bank to immediately apply the funds held in the Cash Collateral Account on account of the outstanding Obligations of Borrower to Bank (the “2022 Paydown Payment”). For the avoidance of doubt, the 2022 Paydown Payment shall not be subject to the Prepayment Premium.”

2.3 Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

“ “2022 Cash Collateralization” is defined in Section 6.11(b).”

“ “2022 Equity Event” occurs if and when (if ever) Bank has received evidence, on or prior to December 31, 2022, satisfactory to Bank in its sole and absolute discretion, that Borrower has received, after the Third Amendment Effective Date, but on or prior to December 31, 2022, unrestricted and unencumbered net cash proceeds in an aggregate amount equal to at least Forty-Five Million Dollars ($45,000,000.00) (exclusive of amounts received prior to the Third Amendment Effective Date) from the issuance and sale by Borrower of its equity securities to investors reasonably acceptable to Bank.”

“ “2022 Milestone Event” occurs if and when (if ever) Bank has received evidence, satisfactory to Bank in its sole and absolute discretion, after the Third Amendment Effective Date, but on or prior to December 31, 2022, that Borrower has received positive final data for Haduivo from either (a) the PRISM Trial with respect to prurigo nodularis, or (b) the CANAL clinical trial with respect to chronic cough in idiopathic pulmonary fibrosis, in each case after the Third Amendment Effective Date, but on or prior to December 31, 2022.”

“ “2022 Milestone Requirement” is defined in Section 6.11(b).”

“ “2022 Paydown Payment” is defined in Section 6.11(b).”

“ “2022 Trigger Event” is defined in Section 6.11(b).”

“ “Third Amendment Effective Date” is April 6, 2022.”

2.4 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (a) any material Requirement of Law, (b) any material agreement binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing (other than a financing statement), registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained or made); and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of August 13, 2020. Borrower hereby agrees that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to the Updated Perfection Certificate.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s reasonable and documented legal fees and expenses incurred in connection with this Amendment which shall have been invoiced within five (5) days of the date hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument under the laws of the Commonwealth of Massachusetts and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TREVI THERAPEUTICS, INC.

By:	/s/ Lauren Cole	By:	/s/ Lisa Delfini
Name:	Lauren Cole	Name:	Lisa Delfini
Title:	Director	Title:	Chief Financial Officer and Treasurer

Schedule 1

EXHIBIT B

COMPLIANCE STATEMENT

TO: SILICON VALLEY BANK	Date:
FROM: TREVI THERAPEUTICS, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes (except, with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements	Monthly within 30 days	Yes No
Monthly Compliance Statement	Monthly within 30 days	Yes No
Quarterly financial statements	Quarterly within 45 days	Yes No
Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
Quarterly Compliance Statement	Quarterly within 45 days; within 90 days for the quarter ending December 31	Yes No
Board projections	FYE within 30 days and contemporaneously with any updates or changes thereto	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Section 6.11 Milestone Requirement:	Required:	Actual:	Complies
Milestone Requirements	See Section 6.11	$______________	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Statement.	Yes	No

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

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